PFM MULTI-MANAGER SERIES TRUST

 (the “Trust”)

PFM Multi-Manager Domestic Equity Fund

PFM Multi-Manager International Equity Fund

PFM Multi-Manager Fixed-Income Fund

Supplement dated April 16, 2019 to the

Trust’s Statement of Additional Information (“SAI”)

dated January 28, 2019

This supplement amends the SAI, dated January 28, 2019. You can find the SAI online at www.pfm.com/multiassetfunds. You may also obtain this information at no charge by calling 1-833-PFM-MMST (1-883-736-6678).

Effective immediately, the SAI is supplemented as follows:

The following information on page 48 of the SAI is deleted in its entirety:

Non-Fundamental Investment Restrictions

The following investment restriction is designated as non-fundamental with respect to each Fund and may be changed by the Trust’s Board without shareholder approval.

(1)	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven (7) days’ duration.

Please keep this supplement with your SAI for future reference.